UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 September 26, 2018

Date of Report (Date of Earliest Event Reported)

Commission File Number of issuing entity:  333-172143-08

Central Index Key Number of issuing entity:  0001561727

COMM 2012-CCRE5 Mortgage Trust
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-172143

Central Index Key Number of depositor:  0001013454

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001541294

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001089877

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001558761

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Lainie Kaye (212) 250-2500
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3891394
38-3891395
38-7064536
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(410) 884-2000
(Telephone number, including area code)

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

As of September 26, 2018, C-III Asset Management LLC, a Delaware limited liability company (“C-III AM“), replaced Midland Loan Services, as Special Servicer and assumed all of the duties, responsibilities and liabilities of the Special Servicer under the Pooling and Servicing Agreement. The principal place of business of C-III AM is located at 5221 N. O’Connor Blvd., Suite 800, Irving, Texas 75039.

C-III AM, a wholly owned subsidiary of C-III Capital Partners LLC, a Delaware limited liability company, provides primary and special loan servicing for third party portfolio owners, CMBS trusts, CDOs, government agencies and C-III Capital Partners LLC and its affiliates.  C-III AM has a special servicer rating of CSS2+ from Fitch and a rating of MOR CS1 from Morningstar. C-III AM is also on S&P’s Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P. As of August 31, 2018 C-III AM was the named special servicer for approximately 126 transactions representing approximately 1,695 first mortgage loans, with an aggregate stated principal balance of approximately $21,045,582,833.61. Of those 126 transactions, 122 are commercial mortgage-backed securities transactions representing approximately 1,662 first mortgage loans, with an aggregate stated principal balance of approximately $20,498,741,382.40. The remaining four transactions are made up of one CDO, one CLO and two clients, which is a third-party noteholder. The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States, Canada, Virgin Islands and Puerto Rico. With respect to such transactions as of such date, the special servicer was administering approximately 238 assets with a stated principal balance of approximately $4,243,214,185. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since its (including predecessors’) inception in 2002 and through August 31, 2018, C-III AM has resolved 4,573 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $56,815,870,115.

C-III AM has detailed policies and operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under C-III AM servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually. C-III AM also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to C-III AM’s policies and procedures relating to the servicing function C-III AM will perform under the PSA for assets of the same types as are included in this transaction.

C-III AM will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans. C-III AM may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans, or otherwise. To the extent that C-III AM has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Pooling and Servicing Agreement and the Servicing Standard (as defined in the Pooling and Servicing Agreement).

There are, to the current actual knowledge of C-III AM, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the Pooling and Servicing Agreement, and C-III AM’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by C-III AM in connection with special servicing of commercial mortgage–backed securitization pools generally.

C-III AM has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which C-III AM was acting as special servicer as a result of any action or inaction of C-III AM as special servicer, including as a result of C-III AM’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.  C-III AM does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement, and therefore C-III AM believes its financial condition will not have a material impact on pool performance or performance of the Certificates.

C-III AM (including predecessors) has acted as a special servicer for commercial and multifamily mortgage loans in CMBS transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by C-III AM as special servicer in CMBS transactions from 2015 through August 31,2018.

Portfolio Size – CMBS Special Servicing	2015	2016	2017	8/31/2018

Total...........................................................................................	$6.3 billion	$9.4 billion	$7.1 billion	$4.2 billion

.

C-III AM does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.  In certain instances C-III AM may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

C-III AM occasionally engages consultants to perform property inspections on a property and its local market.  It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, C-III AM is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. C-III AM does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the PSA.  Other than the litigation described in the following paragraph, there are currently no legal proceedings pending against C-III AM, or to which any property of C-III AM is subject, that are material to the Certificateholders and C-III AM has no actual knowledge of any proceedings contemplated by governmental authorities.

C-III AM is not an affiliate of the depositor, Master Servicer, Certificate Administrator, Trustee, Operating Advisor, any originator or any other material party related to the transaction.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION RE
(Registrant)
Date: October 2, 2018
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: Managing Director